Securities and Exchange Commission
                             Washington, D.C.  20549



                                    FORM 8-K




                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934





        Date of Report (Date of Earliest Event Reported): June 16th, 2000




                        Commission File Number:   0-30018



                             MERIDIAN HOLDINGS, INC.
             (Exact name of registrants specified in its charter)




               COLORADO                                 52-2133742

      (State or other jurisdiction of                (I.R.S. Employer
       incorporation or organization)                Identification No.)


                         900 Wilshire Avenue, Suite 500
                          Los Angeles, California 90017
                       (213) 627-8878 Fax: (213) 627-9183



    (Address, Including Zip Code, And Telephone Number, Including Area Code,
                  Of Registrant's Principal Executive Offices)

ITEM  5.  OTHER  EVENTS

English Translation from Hebrew language of the Israeli Bankruptcy Court decisions regarding the liquidation of the assets of Sirius Computerized Technology LTD, as per the Form 8k filed on 7-13-2000 by the registrant which is hereby incorporated by reference.

ITEM  7.    FINANCIAL  STATEMENTS  AND  EXHIBITS

     (a)    FINANCIAL  STATEMENTS  OF  BUSINESSES  ACQUIRED.
            (None)

     (c)    EXHIBITS.

EXHIBIT ITEM.     DESCRIPTION
------------     -------------

Exhibit  A   -   Decisions  of  the  district  Court  of  Tel-Aviv and Jerusalem
                 (Israel)  regarding  the  proposed  asset  purchase.
                 (English Translation from Hebrew).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Meridian  Holdings,  inc.
                                       (Registrant)

Date:  August 31, 2000                     By:/s/  Anthony  C.  Dike
                                      -----------------------------------------
                                         Anthony  C.  Dike
                                         (Chairman, Chief Executive Officer,
                                          and Secretary)

                                    EXHIBIT A

District  Court     Tel  Aviv  District  Court
in  Tel  Aviv  -  Jaffa     [illegible]  11177/09  ([illegible]  13438/00)
-----------------------
     Amir  N.  Dolev,  Sirius  Computerised Technology Limited.
     (In  file  of  Industrial  Development  Bank,  B.  Mir)
     Date  Opened:  6/22/00
Re:     Companies  Regulation  (Revised),  1983
Re:     Serius  Computer  Technologies,  Ltd.  (In  receivership  and  interim liquidation)
Hereinafter:  Company
              -------
Re:     Attorney  Amir  Dolev
Receiver  and  Interim  Liquidator
Bergerson  and  Co.  Attorneys-at-Law
52  Ibn  Gvirol  Street,  Tel  Aviv
Tel:  03-6964294;  Fax:  03-6960441
Hereinafter:  Petitioner
              ----------
Re:     Company  employees
Attached  list:  Appendix  A
                 -----------
c/o  Representative  -  Attorney  Ronni  Dover  and  [illegible]
4  Dorot  Rishonim  St.,  Jerusalem
Tel:  02-6240242;  Fax:  02-6232914
Hereinafter:  Company  Employees
              ------------------
Re:     Income  Tax  Branch
c/o  Representative  -  Attorneys  Yaakov  Cohen  and/or  Ran  Goldstein
55  Petach  Tikvah  Road,  Tel  Aviv
Tel:  03-5656280;  Fax:  03-5656451
Hereinafter:  Income  Tax
              -----------
Re:     Customs  and  Value  Added  Tax  Branch
c/o  Representative  -  Attorney  Ze'ev  Yochelman
91  Herzl  St.,  Government  Center,  Ramleh
Tel:  08-9788042;  Fax:  08-9788060
Hereinafter:  VAT
              ---
Re:     National  Insurance  Institute  [NII]
c/o  Representative  -  Attorney  Sarah  Shdeor
13  Weizman  Blvd.,  Jerusalem
Hereinafter:  NII
              ---

------
[Handwritten  text  from  first  page:]
[top  of  page:]  1255/7
Decision  I
-----------
1)  [illegible  question]
2)  It  is  necessary  to  have  an  [illegible].
3) The office of the secretary [illegible]. [ink stamp appears twice:] Tel Aviv District
Court
[illegible  ink  stamp]  25  6,00
Decision  II
------------
1) Following the decision of the Court [illegible], in view of the agreement [illegible] on the laws of precedence, [illegible].
2) If [illegible] for the transfer of the file [illegible] to the Court [illegible] so as to consider all aspects of the company. [illegible] Within 30 days, the petitioner shall submit it report that [illegible]. At the same time, the petitioner shall submit together [illegible] pertaining to my
                                           --------
decision  for  an  order.
3) [Illegible] by the petitioner of my decision for an order to the Receiver within 24 hours.
[ink  stamp  at  bottom  of  page]  I,           certify         is  correct and
corresponds  to  the  original.

[entire  page  is  the  same  as  first  page  of  translation]

Re:     Israel  Industrial  Development  Bank,  Ltd.
c/o  Representative  -  Attorneys  Shaul  Bergerson
and/or  A.  Elkin  and/or  B.  Cohen  and/or
M.  Alom  and/or  A.  Gilboa
52  Ibn  Gvirol  St.,  Tel  Aviv
Tel:  03-6964294;  Fax:  03-6960441
Hereinafter:  The  Bank
              ---------
URGENT  PETITION  FOR  GRANTING  OF  INSTRUCTIONS  TO  SELL  ASSETS
-------------------------------------------------------------------
The Honorable Court is hereby requested to authorize the Petitioner to accept the offer of Meridian Holdings, Inc. for the sale of the assets of the company indicated in the irrevocable offer attached hereto as Appendix B.
                                                              -----------
The  Reasons  for  the  Request:
--------------------------------
1. On 2/7/2000, the Petitioner was appointed as interim Receiver for the Company, on 2/20/2000 an Order was issued for the enforcement of the liens made by the Company in favor of the Bank, and the Petitioner was appointed as permanent Receiver by the Tel Aviv District Court (hereinafter "Court of the Receivership"). A copy of the decision of the Court is attached hereto as Appendix C.
     ------
2. On 6/7/2000, a petition for liquidation of the Company was submitted to the Jerusalem District Court, and on 6/8/2000, the Petitioner was appointed as interim Liquidator at the request of the Company's employees and the Bank. A copy of the decision of the Court is attached hereto as Appendix D.
                                                                   -----------
3. This Petition is submitted to the Court of the Receivership inasmuch as the assets sold are mortgaged to the Bank and are assets for which the Petitioner was appointed as permanent Receiver for the purpose of their execution.
4. The Court of the Receivership gave its approval for the Petitioner to operate the Company to a limited extent for the financing of the insured creditor, the Israel Industrial Development Bank, Ltd., for the purpose of protecting the assets of the Company, and of Ending a possibility to sell the assets of the Company, most of which is technology developed by the Company, as described hereinafter.
5. For many years the Company has been involved in computerized medical program-software development for medical and administrative file management of medical organizations such as hospital management companies, medical organizations, and others (hereinafter: "computerized medical program").
6. Starting on the date of his appointment, the Petitioner and other attorneys in his office have bean endeavoring to locate a buyer for the assets of the Company who specializes in the computerized medical program developed by the Company.
7. The fundamental condition for the possibility of selling the technology - the computerized medical program developed by the company - was the continuation of the employment of a limited staff of the Company developer who possess the required knowledge and information to use technology needed to transfer the technology to a possible buyer. For this purpose, and following trimming and reducing the budgetary limitations required by the Bank, the Petitioner entered into an agreement with 8 employees of the Company to continue their employment. This agreement was approved by the Honorable Court.
8. These employees who remained with the Company and who had faith in it despite its difficult situation assisted in the sale of the assets of the Company.
9. The main market for the computerized medical program of the Company is the American market, where the Company marketed the computerized medical program and parts thereof. A subsidiary company of the Company was set up in the United States, and became involved in the marketing of the computerized medical program. In order to locate potential buyers in the United States in the field of medical computerization, the Receiver contacted a number of entities possessing experience and knowledge in the capital market (which was the area the Company operated in) and in the United States market. Therefore, the Receiver entered into an agreement with Kur Underwriters and Stock Share Issuers, Ltd. for the sale of the assets of the Company. The Receiver also entered into an agreement with Prisma Technologies to locate an entity to purchase the assets of the Company. The Receiver also entered into agreements with other entities.
10. These entities agreement to assist in the sale of the assets on a contingency basis, i.ethey would receive a commission from the money received.
11. From the date of his appointment, the Petitioner undertook extensive attempts and efforts in Israel and abroad to sell the computerized medical program. Thus, direct inquiries were made, as were inquiries made by the various entities, to dozens of entities in Israel and abroad specializing in the computerized medical program and software developed for it, in order to interest them in possibly purchasing the assets of Me Company.
12. The Petitioner undertook additional negotiations with a number of Israeli entities, but these did not result in any agreements. It appears that it is difficult to find a buyer in the Israeli market. One buyer offered a sum of US $500,000 but withdrew his offer. The fall of the American stock market also created difficulties in locating an American buyer.
13. The Company employees, who agreed to assist in the sale, announced that if a buyer were not found by the beginning of June, 2000, they would leave the Company immediately. In addition, it turned out that there is no additional financing to continue operating the Company and employing the staff beyond June, 2000.

14. The Petitioner conducted negotiations with Meridian Holdings, Inc., who expressed interest in purchasing the computerized medical program. Intensive negotiations were conducted for approximately 4 months until recently, when a final, binding and irrevocable agreement was made by Meridian Holdings, Inc. The agreement is attached hereto as Appendix B.
                -------------------------------------
15. The financing provided by the Bank to continue to operate the Receivership and to employ the needed staff of the Company is exhausted, and cancellation of the acceptance of the offer of Meridian Holdings, Inc. will force termination of the employees and the total loss of the actual possibility of selling the technology of the Company.
16. The purchasing company, Meridian Holdings, Inc., is a publicly traded company in the United States on the Nasdaq. Attached hereto as Appendix E is
                                                                   ----------
the  company  profile  and  financial  data  about  the scope of its operations.
17. Following the aforementioned negotiations that continued for several months, the chairman of Meridian Holdings, Inc., Mr. Anthony C. Dike, came to Israel for an additional test of the computerized medical program and the software developed by the company, and undertook discussions with the staff and for the purposes of the negotiations. Upon completion of the testing he performed, his American attorney, Mr. Dale Church, also came to Israel last weekend.
18. For several additional days intensive negotiations were held with the chairman of the Company and his Representative. Upon completion of the negotiations, the Parties agreed on a version of the offer of Meridian Holdings, Inc. being submitted for the approval of the Honorable Court herein.
19.     The  offer of Meridian Holdings, Inc. includes the following components:
19.1 The purchase shall be performed through an Israeli subsidiary company, fully owned by the buyer, and which shall be established in Israel for this purpose.
19.2 In exchange for the purchase of We anew of the Company as described in the offer, the buyer shall pay a sum of US $2,700,000 plus VAT.
19.3 The purchase shall be performed through the transfer of 1,100,000 shares (at least) of Meridian Holdings, Inc. to the account of the Petitioner in the [illegible] company. These shares shall be realized by the Petitioner, and the exchange shall be transferred to the account of the Receivership until receipt  of  payment  of  US  $2,700,000.
19.4 If shares making possible the transfer of US $2,700,000 to the account of the Receivership are not realized within one year, the buyer promises to pay the difference in cash.
19.5 If these 1,100,000 shares are realized for an exchange amounting to more than US $2,700,000, and up to US $3,200,0000, the difference will be retained by the Receivership fund; amounts above US $3,200,000 shall be returned to the buyer.
19.6 Similarly, Meridian Holdings, Inc. shall allocate to the Petitioner the right to purchase up to 50,000 shares in exchange for 510 per share in Intercare Comm Inc., the company that will ultimately hold the assets of the Company and which is currently engaged in procuring capital and issuing shares on the Nasdaq. At this stage, the value of this right cannot be assessed, but in the event that the share issue of the Company is successful, it is possible that the realization of this right will provide additional funds for the receivership fund. This right may not be realized in the event that the sale of the shares shall be at a sum above US $3,200,000, as described in paragraph 17.5 above.
19.7 In order to guarantee full payment of the exchange, it has been agreed that thee assets of the Company shall be held in trust by Attorney Bergerson, and the buyer shall have the right only of limited use of the assets of the
Company,  until  full  payment  of  the  exchange.
19.8     The  offer  of  the  buyer  is  irrevocable.
19.9     The  offer of Meridian Holdings, Inc. is attached hereto as Appendix B.
                                                                     ----------
20.     As  described  above,  this  offer is the only offer for purchase of the
                               -----------------------------
assets of the company after four months of intensive efforts of all those involved in selling the assets of the Company.
21. Refusal to accept this offer will result in the total loss of the present opportunity of the Company to sell its assets.
22. There is an urgent need to obtain approval for the offer of the proposing party [illegible] its offer since the date set for completing the sale of the assets to the proposing party, that is, until the end of this month, e.g., 6/30/00. Starting on this date, responsibility for continuation of employment of the Company staff shall be assumed by the proposing party, who, from this date, shall bear the expenses required for Company operations sold to the proposing party. This date is established at the request of the employees, and therefore, following this date, the Petitioner shall have no funds to finance the expenses of the Receivership and employment of we Staff.
23. The exchange amount accepted by virtue of this offer shall provide for covering expenses of the Receivership that were financed heretofore by the Bank with the approval of the Honorable Court, and the payment for debts to the employees and their successors under the law of precedence, including debts for income tax, VAT, the National Insurance Institute and the Bank.
24. The request for the division of the exchange amount arid payment of the expenses of the Receivership to the Bank, employees [last words illegible].
25. Acceptance of this offer shall enable the development of the computerized medical program to be continued in Israel by the buyer through the work of some of the employees of the Company with whom the buyer is entering into  an  employment  agreement,  as  well  as  recruiting additional employees.
26. Prior to the submission of this petition, the Petitioner contacted the creditors under the law of precedence who were added as a Party to this petition for the acceptance of their agreement to the request.
27. Through Representative Ronni Dover, the employees of the Company gave their agreement to this petition. The copy of their letter of agreement is attached  hereto  as  Appendix  F.
                      -----------
28. The Income Tax authorities, through their representative, the director of the Liquidation and Receivership Department at the Income Tax Commission, and the VAT authorities, through their representative, offered their agreement to this petition. A copy of their letters of agreement is attached hereto as Appendix Gl and G2. The National Insurance Institute has not yet replied to the
     -------------
petition since all the attorneys in the legal department of the National Insurance Institute are currently in a professional training program, and their response was therefore unavailable.
29. The Israel Industrial Development Bank, Ltd. has agreed to this petition. A copy of its letter of agreement is attached hereto as Appendix H.
                                                                     ----------
30. Based on law and justice, it is appropriate that this petition be approved and that a directive be issued per its heading.
[signature]
Interim  Receiver  and  Liquidator
Berguson  and  Co.,  Attorneys-at-Law